UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2006

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15660 North Dallas Parkway Suite 500 Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing January 11, 2006.

Slide 1

Lone Star Technologies, Inc. Investor Presentation 2006

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 2

Forward – Looking Statements

This presentation contains statements regarding our expectations and future performance based on assumptions that are subject to a wide range of business risks.  Such statements are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The forward-looking statements are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and events and actual results could turn out to be significantly different from our expectations.

The following are some of the factors that should be considered when evaluating these forward looking statements:

Fluctuations in domestic and worldwide prices and demand for natural gas and oil; fluctuations in levels of natural gas and crude oil exploration and development activities; fluctuations in the demand for our products and services; the competition for raw materials used in our business and the volatility of our raw material costs; the effect of foreign competition on our industry, particularly oilfield products, which could be increased by an easing of U.S. government import trade restrictions; fluctuations in inventory levels of oilfield products; the existence of inherent risks in oil and gas drilling transmission activities; and general economic conditions.

A sustained increase or decrease in the price of natural gas or oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows.  These and other important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Lone Star Technologies, Inc., does not undertake any obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 3

Company Representatives

Charles J. Keszler, Vice President and Chief Financial Officer

Rhys J. Best, Chairman of the Board and Chief Executive Officer

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 4

Investment Considerations

•           Leading market positions in core products

•           Strategic alliances provide production flexibility

•           Focused cost management

•           Strong balance sheet

•           Disciplined corporate development program

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 5

Lone Star Revenues by Segment

Graphic of a pie chart depicting the following amounts for the following segments:  (1) 80% Oilfield Products, (2) 10% Specialty Tubing Products and (3) 10% Flat Rolled/Other.

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 6

Oilfield Products – 85% of Revenues

OCTG (80 - 85% of Oilfield Products)

Casing – used as a retainer wall for oil and gas wells

Production Tubing – transports oil and gas from wells to the surface

Couplings – connections used to join individual sections of casing and tubing together

Custom Finishing – premium threading, heat treating, upsetting, storage & inspection

LINE PIPE (15 - 20% of Oilfield Products)

Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries.

Graphic of a pie chart depicting the following amounts for the following segments: (1) 80-85% OCTG and (2) 15-20% Line Pipe.

Graphic representations of casing and other various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 7

Oilfield Products – 65-70% Premium OCTG Revenues

•           Critical well applications

•           Global acceptance

•           Superior performance

•           Complete OCTG finishing

Graphic of a pie chart depicting the following amounts for the following segments: (1) 70% Premium and (2) 30% Other.

Graphic representation of line pipe situated below Lone Star Technologies, Inc. star logo.

Slide 8

Specialty Tubing – 10-15% of Total Revenues

Precision Mechanical Tubing – 75% of Specialty Tubing

•           High value-added, custom made tubulars used in industrial, fluid power and automotive applications

Heat Recovery Tubular Products – 25% of Specialty Tubing

•           Largest manufacturer of heat recovery tubulars used in fuel economizers, refineries and combined-cycle electrical power generation

Graphic representation of products in which precision mechanical tubulars are used as component parts.

Graphic representations of a hydraulic cylinder and X-ID Heat Recovery Tubing situated below Lone Star Technologies, Inc. star logo.

Slide 9

Flat Rolled/Other – 5-10% Revenues

•           Regional sales to maximize manufacturing efficiencies

•           Provide material to alliance mills

•           Enhance procurement capabilities

Graphic representation of flat rolled steel.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 10

Steadfast on Strategy

•           Commercial Leadership – Providing customer solutions

•           Operational Excellence – Responding to customer needs with safe, low-cost production

•           Adding Value – Innovative growth through acquisitions, alliances and focused capital investment

Graphic representation of stretch reduction.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 11

Oilfield Products – Customer based solutions

Lone Star provides one of the broadest offerings of casing, tubing, couplings, line pipe and OCTG finishing in the world.  Significant users include: Anadarko, Devon, XTO, BP, Burlington Resources, and Exxon Mobil.

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 12

U.S. Unconventional Gas Hot Spots

Lone Star is Geographically Advantaged to the Market

Multiple High Volume Fracs Require More Heat Treat Casing

Graphic representation of a map of the United States with the following hot spots identified and labeled on their corresponding general locations on the map (beginning in the northwestern corner of the map and moving counterclockwise):

•           Greater Green River Basin Pinedale/Jonah Fields Tight Sands and CSM – Wyoming with slight overlap in Colorado

•           Uinta Basin (Natural Buttes Field) – Utah

•           Piceance Basin (Mamm Creek Rulison Fields Figure 4 Prospect) Tight Sands – Utah and Colorado

•           San Juan Basin Tight Sands, Shale CSM – New Mexico with slight overlap in Colorado

•           Anadarko Basin Deep Gas (Springer Moscow) – Texas and Oklahoma

•           East Texas Basin Bossier and Deep/Cotton Valley Tight Sands – Texas

•           Vernon, Sligo Field Area Tight Sands – Texas and Louisiana

•           Fort Worth Basin Barnett Gas Shale – Texas

•           Arkoma Basin (CSM, Caney/Fayetteville Shale) – Oklahoma and Arkansas

•           Granite Wash – Texas

•           Raton Basin (CSM) – New Mexico and Colorado

•           Denver Julesburg Basin Wattenburg Tight Sands – Colorado

•           Powder River Basin Coal Steam Methane – Wyoming and Montana

Slide 12 attributes the source of certain information contained in such slide to Cambridge Energy Research Associates, updated May 2005.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 13

Broad Oilfield Tubular Size Range

Our mills and our alliance mills produce OCTG and Line Pipe in size range 60” to 1” OD.  Star Energy Group provides the broadest range (1” to 20” OD) of OCTG finishing, production tubing and couplings, inspection and storage services in the marketplace today.

Graphic representation of a three-level cylinder.  The bottom level is labeled “Lone Star Mills,” the middle level is labeled “Alliance Mills” and the top level is labeled “Star Energy Group.”

Graphic representation of various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 14

Broadest Product Size Range

Through our 2 wholly-owned oilfield tubular manufacturers and 7 alliance mills, we have one of the broadest OCTG and line pipe product ranges in the world.

Graphic representation of Lone Star Product Offering.  This illustration depicts a tubular product divided into five segments:  (1) 1”, (2) 2-3/8” – 8-5/8”, (3) 8-5/8” – 13-3/8”, (4) 13-3/8” – 16” and (5) 16” – 60”.  The segments are further identified as follows:  ERW Seam Annealed – 2-3/8” – 8-5/8”; Seamless – 2-3/8” – 8-5/8” and 8-5/8” – 13-3/8”; ERW Full-Body Normalized – 1”, 2-3/8” – 8-5/8”, 8-5/8” – 13-3/8” and 13-3/8” –16”; DSAW – 16” – 60”; and the Lone Star Product Offering, which is identified with all five segments.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 15

Oilfield Tubular Products Demand

Factors that influence demand:

•           Domestic drilling activity

•           International drilling activity

•           Average well depth – deeper drilling increases consumption of higher value premium tubulars

•           Domestic mill production capacity utilization

•           Imports

•           Currencies relationships

•           Freight costs

•           Home market demand

•           OCTG available for sale inventories

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 16

U.S. OCTG Inventory Vs. Consumption

Line graph depicting OCTG Consumption and Months Supply.

The graph illustrates the following numbers of months supply and tons consumed for each of the following months:

January 2002	6.7 months, 203,616 tons
February 2002	7.4 months, 137,414 tons
March 2002	7.3 months, 163,388 tons
April 2002	7.7 months, 171,279 tons
May 2002	6.6 months, 203,925 tons
June 2002	6.2 months, 195,436 tons
July 2002	6.1 months, 191,164 tons
August 2002	6.6 months, 167,810 tons
September 2002	7.2 months, 156,468 tons
October 2002	6.3 months, 233,590 tons
November 2002	5.9 months, 182,217 tons
December 2002	5.6 months, 162,302 tons
January 2003	6.1 months, 184,515 tons
February 2003	5.9 months, 189,548 tons
March 2003	5.1 months, 235,309 tons
April 2003	5.2 months, 205,896 tons
May 2003	5.2 months, 220,109 tons
June 2003	5.5 months, 213,132 tons
July 2003	5.1 months, 249,812 tons
August 2003	5.0 months, 235,213 tons
September 2003	4.9 months, 240,692 tons
October 2003	4.6 months, 276,511 tons
November 2003	4.5 months, 230,989 tons
December 2003	4.5 months, 213,993 tons

January 2004	4.7 months, 259,705 tons
February 2004	4.9 months, 211,020 tons
March 2004	4.9 months, 249,588 tons
April 2004	4.8 months, 262,877 tons
May 2004	4.7 months, 252,661 tons
June 2004	4.7 months, 260,836 tons
July 2004	4.5 months, 297,950 tons
August 2004	4.4 months, 273,016 tons
September 2004	4.2 months, 302,377 tons
October 2004	4.2 months, 278,138 tons
November 2004	4.1 months, 300,069 tons
December 2004	4.2 months, 279,637 tons
January 2005	4.3 months, 288,650 tons
February 2005	4.4 months, 286,833 tons
March 2005	4.6 months, 273,147 tons
April 2005	4.6 months, 293,920 tons
May 2005	4.5 months, 338,760 tons
June 2005	4.6 months, 342,300 tons
July 2005	4.7 months, 353,172 tons

Slide 15 attributes the source of certain information contained in such slide to the OCTG Situation Report.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 17

Deeper Wells Increase Demand

Well depth increases OCTG use and premium product requirements

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following three wells:

•              An oil well drilled to a depth of 5,000 feet, which consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

•              A gas well drilled to a depth of 10,000 feet, which consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

•              A gas well drilled to a depth of 15,000 feet, which consumes 57,000 feet of tubing having a total weight of 1,100 tons.

Graphic representation of an offshore drilling platform situated below Lone Star Technologies, Inc. star logo.

Slide 18

Historical Rig Count

Line graph depicting the U.S. Land Rig Count and the U.S. Offshore Rig Count.  The graph illustrates the following numbers of offshore rigs and land rigs for each of the following months:

	Number of Land	Number of Offshore
	Rigs	Rigs
January 26, 2001	949	167
April 27, 2001	1046	166
July 27, 2001	1111	155
October 26, 2001	929	134
January 25, 2002	735	124
April 26, 2002	664	102
July 26, 2002	722	111
October 25, 2002	747	109
January 31, 2003	763	110
April 25, 2003	877	109
July 25, 2003	983	108
October 31, 2003	1002	105
January 30, 2004	988	96
April 30, 2004	1063	98
July 30, 2004	1131	98
October 29, 2004	1158	93
January 28, 2005	1154	102
April 29, 2005	1235	90
July 22, 2005	1306	104
October 14, 2005	1394	88

Slide 17 attributes the source of certain information contained in such slide to Baker Hughes.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 19

Rigs Drilling Deeper than 15,000 Feet

Bar graph indicating the following numbers of rigs drilling deeper than 15,000 feet for the following time periods:

1st half of 2004	185

2nd half of 2004	206

1st half of 2005	208

3rd Quarter 2005	230

Slide 18 attributes the source of certain information contained in such slide to Smith International.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 20

Expandable Casing – We Made it Practical

•              The leading supplier of expandable casing – Ability to drill deeper at lower costs – Well repair savings for customers – Proven successful with 200+ applications

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following two wells:

•           A deepwater well drilled to a depth of 15,000 feet, which consumes a total of 50,000 feet of tubing having a total weight of 1,000 tons.

•           A monobore well drilled to a depth of 15,000 feet, which consumes a total of 42,000 feet of tubing having a total weight of 550 tons.

Graphic “cut-away” representation of expandable casing situated below Lone Star Technologies, Inc. star logo.

Slide 21

Financial Overview

Graphic representation of various tubular products labeled with the Star Energy Group, Lone Star Steel, Fintube, Wheeling, Bellville Tube and Delta logos.  A large star graphic is centered in front of the tubular products.

Slide 22

Historical Revenues

Demand Drivers

Oilfield Products

•              Expected oil and gas prices

•              Average rig counts

•              Drilling activity and well depth

Specialty Tubing Products

•              Industrial activity

•              Automotive demand

•              Power plant construction

Flat Rolled Steel

•              Material costs

•              Regional demand

Line graph reflecting the following revenues for the following years:

1999	$362	million

2000	$645	million

2001	$650	million

2002	$524	million

2003	$534	million

2004	$967	million

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 23

Cost of Goods Sold

Raw Materials (65%)

•              Flexibility from multiple sources

Labor (10%)

•              Flexible operating schedules

Energy (5%)

•              Combination of contracts, spot market purchases and in-house production

Other (20%)

•              Maximize plant level accountability

Pie chart reflecting the following percentages for the following items:

(1)   Raw Materials – 65%;

(2)   Labor – 10%;

(3)   Energy – 5%; and

(4)   Other – 20%.

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 24

Raw Materials Strategy

•              International and domestic steel procurement

•              Maximum procurement options for low cost steel

•              Enhanced production scheduling

Graphic representation of steel slabs, flat rolled steel, pipe and molten steel labeled: (1) 55% Slabs, (2) 15% Coils, (3) 15% Pipe and (4) 15% Scrap.

Graphic representation of flat rolled steel situated below Lone Star Technologies, Inc. star logo.

Slide 25

Financial Performance

A table containing the following information:

	2001		2002		2003		2004	3Q ‘05	YTD ‘05
	($ in millions, except per share data)
Operating Data:
Revenues	$650.2		$523.7		$534.1		$966.8	$324.1	$947.6
Gross Profit	69.3		7.4		5.2		162.0	69.8	195.9
Net Income (Loss)	16.4		(69.2	)(2)	(68.2	)(4)	101.0	50.3	152.7
Diluted EPS	0.66	(1)	(2.52	)(2)	(2.40	)(4)	3.46	1.63	5.04
Operating Cash Flow	31.3		(12.4)		(8.4)		29.5	18.4	76.1
EBITDA(3)	51.1		(36.9)		(27.7)		147.2	64.1	189.4

	2001	2002	2003	2004	3Q ‘05	YTD ‘05
Margins:
Gross Profit	10.7%	1.4%	1.0%	16.8%	21.5%	20.7%
EBITDA	7.9%	-7.0%	-5.2%	15.2%	19.8%	20.0%

(1)           Before special charges for early retirement of debt and write-off of expenses related to uncompleted acquisition.

(2)           Includes a one-time charge of $32.0 million, or $1.12 per diluted share for the 4th quarter and $1.16 per diluted share for the year ended 2002, as a result of a jury verdict against Lone Star related to an uncompleted acquisition.

(3)           Reconciliation of EBITDA to operating cash flows on Page 26 of this presentation.

(4)           Includes $18.7 million, or $0.66 per diluted share for goodwill impairment.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 26

A table containing the following information:

Strong Balance Sheet

9/30/05
Cash	$66.7
Investments in Debt Securities	125.4
Total Assets	930.2

Total Debt (Due 2011)	150.0
Equity	567.1

Debt to Total Capitalization	21%

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 27

EBITDA to Operating Cash Flow Reconciliation

	2001	2002	2003	2004	3Q ‘05	YTD ‘05
Operating cash flows:	$31.3	$(12.4)	$(8.4)	$29.5	$18.4	$76.1
Add (deduct):
Non-cash charges for stock compensation	0.2	0.1	(1.1)	(1.6)	(0.9)	(2.3)

	2001	2002	2003	2004	3Q ‘05	YTD ‘05
Gain (loss) on sale of property	—	0.1	(0.4)	(0.1)	—	0.1
Gain on early termination of alliance agreement	—	—	—	—	—	7.8
Restricted Cash	—	—	(32.2)	32.2	—	—
Balance sheet changes	8.5	(35.2)	(0.7)	68.8	39.8	91.9
Interest expense, net	10.3	11.2	15.0	15.0	2.2	8.4
Income tax expense (benefit)	0.8	(0.7)	0.1	3.4	4.6	7.4
EBITDA(1)	$51.1	$(36.9)	$(27.7)	$147.2	$64.1	$189.4

(1)          See page 27 regarding our use of EBITDA as a Non-GAAP liquidity measure.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 28

Use of Non-GAAP Financial Measures

With respect to the inclusion of EBITDA in this investor presentation, EBITDA is a measure of Lone Star’s liquidity that is not required by, or presented in accordance with, GAAP.  EBITDA should not be considered as an alternative to cash flow from operating activities as a measure of Lone Star’s liquidity or as an alternative to net income, operating income, or any other performance measures derived in accordance with GAAP.

EBITDA represents net income before interest, taxes, depreciation, and amortization.  Lone Star uses EBITDA:

•            as a liquidity measure, because Lone Star’s existing senior secured credit facility contains covenants relating to its Fixed Charge Coverage Ratio that uses EBITDA;

•            to evaluate and price potential acquisition candidates, which are evaluated and priced by other issuers in Lone Star’s industry based upon EBITDA;

•            to facilitate company to company comparisons by backing out potential differences caused by variations in capital structures (affecting interest expense), taxation, and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance; and

•            because EBITDA is a non-GAAP liquidity measure commonly used by oilfield services and supply companies.

However, EBITDA has limitations as an analytical tool, and you should not consider EBITDA in isolation or as a substitute for analysis of Lone Star’s results as reported under GAAP.  For example, EBITDA does not reflect:

•            Lone Star’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•            changes in, or cash requirements for, Lone Star’s working capital needs;

•            Lone Star’s significant interest expense, or the cash requirements necessary to service interest and principal payments on Lone Star’s debts;

•            any cash requirements for the replacement of assets being depreciated and amortized, which will often have to be replaced in the future, even though depreciation and amortization are non-cash charges; and

•            the fact that other companies in Lone Star’s industry may calculate EBITDA differently than Lone Star does, which limits its usefulness as a comparative measure.

Because of these limitations, you should not consider EBITDA as a measure of discretionary cash available to Lone Star to invest in the growth of its business.  Lone Star compensates for these limitations by relying primarily on Lone Star’s GAAP results and by using EBITDA only supplementally.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 29

Investment Considerations

•            Leading market positions in core products

•            Strategic alliances provide production flexibility

•            Focused cost management

•            Strong balance sheet

•            Disciplined corporate development program

Graphic representation of various tubular products.

Slide 30

Graphic representation of various tubular products.  A large star graphic is centered in front of the tubular products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/Robert F. Spears
Robert F. Spears,
Vice President, General Counsel
and Secretary

Date: January 11, 2006